UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________
FORM 8-K ___________________ Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): July 7, 2015 ___________________
Mission Broadcasting, Inc. (Exact Name of Registrant as Specified in its Charter) ___________________
Delaware (State or Other Jurisdiction of Incorporation)	333-62916-02 (Commission File Number)	51-0388022 (I.R.S. Employer Identification No.)
30400 Detroit Road, Suite 304
Westlake, Ohio 44145
 (Address of Principal Executive Offices, including Zip Code)

(440) 526-2227
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On or prior to July 7, 2015, Nexstar Broadcasting Group, Inc. ("Nexstar") created Enterprise Technology LLC, a wholly-owned Delaware limited liability company ("Digital, LLC"). Certain assets related to the digital media business owned by Nexstar Broadcasting, Inc. ("Nexstar Broadcasting"), a wholly-owned subsidiary of Nexstar, were distributed to Nexstar and Nexstar contributed such assets to Digital LLC.

On July 7, 2015, Mission Broadcasting, Inc. (the "Company" or "Mission") and Nexstar Broadcasting entered into amendments to each of their senior secured credit facilities in order to permit Nexstar's contribution of assets to Digital LLC. The main provisions of the amendments are as follows:

•
The amendment permits Mission and Nexstar Broadcasting to use the proceeds of borrowings under each of their revolving credit facilities to fund the working capital and other general corporate purpose of Digital LLC and each of its direct and indirect subsidiaries.

•
The amendments required the inclusion of Digital LLC and each of its direct and indirect subsidiaries in the calculation of Nexstar Broadcasting's financial covenants and other financial ratios and results pursuant to its amended credit agreement.

•
Pursuant to the amended credit agreements, Digital LLC and each of its direct and indirect subsidiaries agreed to guarantee all borrowings of Mission and Nexstar Broadcasting under each of their senior secured credit facilities.

The foregoing description is qualified in its entirety by reference to the text of the amendments of the obligations dated as of July 7, 2015 which are filed as exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1
Sixth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of July 7, 2015 by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several banks parties thereto. (Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on July 13, 2015)

10.2
Sixth Amendment to the Fifth Amended and Restated Credit Agreement, dated as of July 7, 2015, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several banks parties thereto. (Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on July 13, 2015)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MISSION BROADCASTING, INC.

	By:	/s/ Dennis Thatcher
Dated: July 13, 2015	Name:	Dennis Thatcher
	Title:	President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Sixth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of July 7, 2015 by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several banks parties thereto. (Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on July 13, 2015)

10.2
Sixth Amendment to the Fifth Amended and Restated Credit Agreement, dated as of July 7, 2015, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several banks parties thereto. (Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on July 13, 2015)